Vanguard Funds

Supplement Dated December 28, 2023, to the Statement of Additional Information
The boards of trustees of the Vanguard funds (the “Boards”) have elected Lubos Pastor as trustee of the Boards effective January 1, 2024.
Statement of Additional Information Text Changes
In the Management of the Fund(s) section under Officers and Trustees, Mr. Pastor is added to the table as follows:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Independent Trustees
Lubos Pastor (1974)	Trustee	January 2024	Charles P. McQuaid Distinguished Service Professor of Finance (2023-present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance at the University of Chicago Booth School of Business (2009-2023). Vice President at European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Research Associate at the National Bureau of Economic Research, and Research Fellow at the Centre for Economic Policy and Research. Member of Center for Research in Security Prices (CRSP) Index Advisory Council and Advisory Board.	208
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